Loss Per Common Share	9 Months Ended
Sep. 30, 2021
Loss Per Common Share [Abstract]
Loss Per Common Share	6. Loss per Common Share Basic loss per common share is determined based on the weighted-average number of common shares outstanding during each period. Diluted loss per common share is the same as basic loss per common share as all common share equivalents are excluded from the calculation, as their effect is anti-dilutive. We have shares underlying outstanding options, warrants, unvested restricted stock units (“RSUs”) and convertible notes that were excluded from the computation of diluted loss per share as their effect would have been anti-dilutive. These common share equivalents at September 30, 2021 and 2020 were as follows (in thousands): September 30, 2021 2020Options outstanding 23,724 12,248Warrants outstanding 9,819 13,850Unvested RSUs - 291Shares underlying convertible notes 20,757 23,807 54,300 50,196